EXHIBIT 21.1

LIST OF SUBSIDIARIES

NAME OF SUBSIDIARY	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
Abacus Park General Partner Ltd.	England
AMAS Limited	England
Anderson Wharf General Partner Ltd.	England
Anderson Wharf Nominee Ltd.	England
Beijing Jones Lang LaSalle Property Management Services Co., Ltd.	PRC
Caledonian LIC II (General Partner) Ltd.	England
Cattleya BV	Netherlands
Chicago Medical Office, L.L.C.	America
CIN LaSalle Corporation	America
CIN LaSalle Property Services (London) Ltd.	England
Compass Cayman	Cayman Islands
CPPI Bridgewater Place General Partner Ltd.	England
Development Partnership No 1 General Partner Ltd.	England
Development Partnership No 1 Nominee Ltd.	England
Easter Development Partnership General Partner Ltd.	England
EC Corporation	America
Epipactis BV	Netherlands
Euro Industrial GP Ltd.	England
GCT Venture, Inc.	America
Guangzhou Jones Lang LaSalle Property Services Company Limited	PRC
I & G Opportunity Fund, LLC	America
Imobiliaria Jones Lang LaSalle Ltda.	Chile
JLL 2002	England
JLL 2003 Ltd.	England
JLL CF DP Ltd.	England
JLL Electronique Sarl	Luxembourg
JLL Financial Services Ltd.	Ireland
JLL Gestion S.A.	France
JLL Limited	Ireland
JLL Scottish II G.P. L.L.C.	America
JLLINT, Inc.	America
JLLRLD Pty Limited	Australia
JLW (Mauritius) Pvt. Ltd.	Mauritius
JLW Jones Limited	England
JLW Nominees Ltd.	England
JLW Second Nominees Ltd.	England
JLW Trustees Ltd.	England
Jones Lang LaSalle - CIEC Co., Ltd.	PRC
Jones Lang LaSalle (ACT) Pty Limited	Australia
Jones Lang LaSalle (China) Ltd.	Hong Kong
Jones Lang LaSalle (NSW) Pty Limited	Australia
Jones Lang LaSalle (Philippines), Inc.	Philippines
Jones Lang LaSalle (Portugal) Sociedade de Mediaco Immobilaria S.A.	Portugal
Jones Lang LaSalle (Puerto Rico), Inc.	Puerto Rico
Jones Lang LaSalle (QLD) Pty Limited	Australia
Jones Lang LaSalle (SA) Pty Limited	Australia
Jones Lang LaSalle (Scotland) Ltd.	Scotland
Jones Lang LaSalle (Scotland) Service Company	Scotland
Jones Lang LaSalle (Taiwan) Limited	Taiwan
Jones Lang LaSalle (TAS) Pty Limited	Australia
Jones Lang LaSalle (Thailand) Limited	Thailand
Jones Lang LaSalle (VIC) Pty Limited	Australia
Jones Lang LaSalle (WA) Pty Limited	Australia
Jones Lang LaSalle AB	Sweden
Jones Lang LaSalle Administration GmbH	Germany
Jones Lang LaSalle Advisory Corporate Property Pty Ltd.	Australia
Jones Lang LaSalle Advisory Limited	Thailand
Jones Lang LaSalle Advisory Services Pty Ltd.	Australia
Jones Lang LaSalle Americas (Illinois), L.P.	America
Jones Lang LaSalle Americas, Inc.	America
Jones Lang LaSalle Asia Holdings Limited	Cook Islands
Jones Lang LaSalle Australia Pty Ltd.	Australia

Jones Lang LaSalle BV	Netherlands
Jones Lang LaSalle Co-Investment, Inc.	America
Jones Lang LaSalle Conseil SAS	France
Jones Lang LaSalle Corporate Finance Ltd.	England
Jones Lang LaSalle Corporate Property (VIC) Pty Ltd.	Australia
Jones Lang LaSalle Corporate Property Services Pty Ltd.	Australia
Jones Lang LaSalle de Venezuela, S.R.L.	Venezuela
Jones Lang LaSalle Electronic Commerce Holdings, Inc.	America
Jones Lang LaSalle Espana SA	Spain
Jones Lang LaSalle Europe Ltd.	England
Jones Lang LaSalle European Holdings Ltd.	England
Jones Lang LaSalle European Services Ltd.	England
Jones Lang LaSalle Facility Management Services Ltd.	Hong Kong
Jones Lang LaSalle Finance BV	Netherlands
Jones Lang LaSalle Finance KFT	Hungary
Jones Lang LaSalle Finance Sarl	Luxembourg
Jones Lang LaSalle Finance SNC	Luxembourg
Jones Lang LaSalle Global Finance Luxembourg Sarl	Luxembourg
Jones Lang LaSalle Global Finance UK Ltd.	England
Jones Lang LaSalle Global Holdings BV	Netherlands
Jones Lang LaSalle GmbH	Austria
Jones Lang LaSalle GmbH	Germany
Jones Lang LaSalle Group Finance Luxembourg Sarl	Luxembourg
Jones Lang LaSalle Guatemala Sociedad Anonima	Guatemala
Jones Lang LaSalle Holding SAS	France
Jones Lang LaSalle Holdings AB	Sweden
Jones Lang LaSalle Holdings KG	Germany
Jones Lang LaSalle Holdings Sarl	Luxembourg
Jones Lang LaSalle Holdings Y.K.	Japan
Jones Lang LaSalle Hotels (NSW) Pty Limited	Australia
Jones Lang LaSalle Hotels (QLD) Pty Limited	Australia
Jones Lang LaSalle Hotels (VIC) Pty Limited	Australia
Jones Lang LaSalle Hotels Ltd.	Hong Kong
Jones Lang LaSalle I.P., Inc.	America
Jones Lang LaSalle Insurance Services Ltd.	England
Jones Lang LaSalle International AB	Sweden
Jones Lang LaSalle International, Inc.	America
Jones Lang LaSalle Investment Consultants BV	Netherlands
Jones Lang LaSalle Israel Limited	Ireland
Jones Lang LaSalle K.K.	Japan
Jones Lang LaSalle KFT	Hungary
Jones Lang LaSalle Laser Sarl	Luxembourg
Jones Lang LaSalle Limitada	Costa Rica
Jones Lang LaSalle Limited	Korea
Jones Lang LaSalle LLC	Russia
Jones Lang LaSalle Ltd.	Hong Kong
Jones Lang LaSalle Ltd.	England
Jones Lang LaSalle Ltd.	Ireland
Jones Lang LaSalle Ltd. - Macau Branch	Macau
Jones Lang LaSalle Ltda.	Bolivia
Jones Lang LaSalle Ltda.	Brazil
Jones Lang LaSalle Ltda.	Colombia
Jones Lang LaSalle Luxembourg Star Sarl	Luxembourg
Jones Lang LaSalle Management Limited	Thailand
Jones Lang LaSalle Management Services Ltd.	Hong Kong
Jones Lang LaSalle Operations, L.L.C.	America
Jones Lang LaSalle Pension Trustees	England
Jones Lang LaSalle Principal, L.L.C.	America
Jones Lang LaSalle Property Consultants (India) Private Ltd.	India
Jones Lang LaSalle Property Consultants Pte Ltd.	Singapore
Jones Lang LaSalle Property Management Pte. Ltd.	Singapore
Jones Lang LaSalle Property Management Services LLC	Turkey
Jones Lang LaSalle Property Management Services SARL	France
Jones Lang LaSalle Property Services (India) Private Ptd.	India
Jones Lang LaSalle Real Estate Appraisal Firm	Taiwan
Jones Lang LaSalle Real Estate Services Pty Ltd.	Australia
Jones Lang LaSalle Real Estate Services, Inc.	Canada
Jones Lang LaSalle Regent Ltd.	England
Jones Lang LaSalle Regional Services Limited	Hong Kong
Jones Lang LaSalle Research & Consultancy BV	Netherlands
Jones Lang LaSalle Resources Ltd.	England
Jones Lang LaSalle S.R.L.	Argentina

Jones Lang LaSalle S.R.L.	Paraguay
Jones Lang LaSalle S.R.L.	Uruguay
Jones Lang LaSalle SA	France
Jones Lang LaSalle Sarl	Luxembourg
Jones Lang LaSalle Sarl	Switzerland
Jones Lang LaSalle SEA Ltd.	Hong Kong
Jones Lang LaSalle Secs	Luxembourg
Jones Lang LaSalle Securities, L.L.C.	America
Jones Lang LaSalle Services AB	Sweden
Jones Lang LaSalle Services BV	Netherlands
Jones Lang LaSalle Services GmbH	Germany
Jones Lang LaSalle Services Ltd.	England
Jones Lang LaSalle Services SA/NV	Belgium
Jones Lang LaSalle Services SAS	France
Jones Lang LaSalle Services Srl	Italy
Jones Lang LaSalle Services SRL	Romania
Jones Lang LaSalle Services, Inc.	America
Jones Lang LaSalle Sociedad Comercial de Responsibilidad Limitada	Peru
Jones Lang LaSalle Sociedad de Responsibilidad Limitada	Argentina
Jones Lang LaSalle Spa	Italy
Jones Lang LaSalle Sprl	Belgium
Jones Lang LaSalle Spzoo	Poland
Jones Lang LaSalle Srl	Romania
Jones Lang LaSalle Stockholder, Inc.	America
Jones Lang LaSalle Strata Management Pty Ltd.	Australia
Jones Lang LaSalle Structured Investment Management Limited	Australia
Jones Lang LaSalle Superannuation Pty Ltd.	Australia
Jones Lang LaSalle Surveyors (Shanghai) Company Limited	PRC
Jones Lang LaSalle Surveyors (Shanghai) Company Limited - Changsha Branch	PRC
Jones Lang LaSalle Surveyors (Shanghai) Company Limited - Chengdu Branch	PRC
Jones Lang LaSalle Surveyors (Shanghai) Company Limited - Nanjing Branch	PRC
Jones Lang LaSalle Surveyors (Shanghai) Company Limited - Nanning Branch	PRC
Jones Lang LaSalle Surveyors (Shanghai) Company Limited - Suzhou Branch	PRC
Jones Lang LaSalle Surveyors (Shanghai) Company Limited - Wuhan Branch	PRC
Jones Lang LaSalle Surveyors (Shanghai) Company Limited - Xi An Branch	PRC
Jones Lang LaSalle UK FC	England
Jones Lang LaSalle UK Hanover	England
Jones Lang LaSalle Vastgoed Advisers BV	Netherlands
Jones Lang LaSalle Vastgoed Management BV	Netherlands
Jones Lang LaSalle Vastgoed Taxaties BV	Netherlands
Jones Lang LaSalle, S. de R.L.	Panama
Jones Lang Wootton Ltd.	England
Jones Lang Wootton Property Management Services	Ireland
Land Building Management K.K.	Japan
LaSalle Asia Opportunity II Investors GP LLC	America
LaSalle Asia Recovery, L.L.C.	America
LaSalle Beheer BV	Netherlands
LaSalle Blooms General Partner Ltd.	England
LaSalle Blooms Nominee Ltd.	England
LaSalle Caleast Tennessee, Inc.	America
LaSalle Canada Advisors, Inc.	America
LaSalle Co-Investment Limited Partnership	America
LaSalle Co-Investment Management (General Partner) Ltd.	England
LaSalle Co-Investment, L.L.C.	America
LaSalle Direct General Partner Ltd.	England
LaSalle Direct Nominee Ltd.	England
LaSalle Euro Growth II Sarl	Luxembourg
LaSalle Euro Growth Zwei Beteilungs Gmbh	Germany
LaSalle European Investments, L.L.C.	America
LaSalle French Fund II G.P., L.L.C.	America
LaSalle Fund Management BV	Netherlands
LaSalle German Retail Venture GP, L.L.C.	America
LaSalle Gmbh	Germany
LaSalle Investment Management Asia Pte Ltd.	Singapore
LaSalle Investment (Luxembourg) Sarl	Luxembourg
LaSalle Investment Limited Partnership II	America
LaSalle Investment Limited Partnership II-A	America
LaSalle Investment Management	England
LaSalle Investment Management (Canada)	Canada
LaSalle Investment Management (Canada), Inc.	Canada
LaSalle Investment Management (Securities), Inc.	America
LaSalle Investment Management (Securities), L.P.	America

LaSalle Investment Management BV	Netherlands
LaSalle Investment Management Development Fund (General Partner) Ltd.	England
LaSalle Investment Management K.K.	Japan
LaSalle Investment Management Luxembourg SA	Luxembourg
LaSalle Investment Management SAS	France
LaSalle Investment Management Securities B.V.	Netherlands
LaSalle Investment Management, Inc.	America
LaSalle Kingwood, L.L.C.	America
LaSalle LIF (General Partner) Ltd.	England
LaSalle LIF (Nominee Company) Ltd.	England
LaSalle Logistics GP LLC	America
LaSalle Medical Office Investments, L.L.C.	America
LaSalle Mexico Advisors, Inc.	America
LaSalle Mexico Holdings, L.P./Gestion LaSalle Mexico S.E.C.	Canada
LaSalle Opportunities SA	France
LaSalle Partners (Mauritius) Pvt. Ltd.	Mauritius
LaSalle Partners International	England
LaSalle Partners Services, S. de R.L. de C.V.	Mexico
LaSalle Partners, S. de. R.L. de C.V.	Mexico
LaSalle Scottish Co-Investment Management (General Partner) Ltd.	England
LaSalle U.S. Holdings, Inc.	America
LaSalle U.S. Holdings, L.L.C.	America
LaSalle/Galleria Corp	America
LaSalle/Galleria, L.P.	America
LaSalogistique Sarl	France
LIC II (General Partner) Ltd.	England
LIM Associates, L.L.C.	America
Neottia BV	Netherlands
Octane Ventures, L.L.C.	America
Ophrys BV	Netherlands
Orchid Insurance Ltd.	Guernsey
P.T. Jones Lang LaSalle	Indonesia
Pleione BV	Netherlands
PMR Pension Trustees Limited	England
Precision Engineering Services Limited	Hong Kong
Premier Cleaning Services Ltd.	Hong Kong
Privilege Services Limited	Hong Kong
Residential Management Services Ltd.	Hong Kong
Richard Main and Company	England
Sovereign Asian Properties Inc.	Mauritius
Spaulding & Slye Acquisition Corp.	America
Thompson Calhoun Fair	America
Utrillo Ltd.	Ireland
West Dublin/Pleasanton Station Venture, LLC	America
Wonderment BV	Netherlands